                       NATIONWIDE VARIABLE INSURANCE TRUST

                           JPMorgan NVIT Balanced Fund

                      Supplement dated June 21, 2007 to the
                          Prospectus dated May 1, 2007

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

Effective immediately, the third sentence under "Principal Strategies" on page 9 has been deleted and is restated in its  entirety as follows:  "Up to 15% of the
Fund's net assets may be invested in securities of foreign issuers."

In addition, Michael Fredericks, Vice President of JPMorgan, has been added as a portfolio  manager to the Fund. The section titled "JPMorgan NVIT Balanced Fund"
under "Portfolio  Management" on page 24 has been deleted and is restated in its entirety as follows:

JPMorgan NVIT Balanced Fund

Patrick Jakobson,  Managing Director, Anne Lester, Managing Director and Michael
Fredericks,  Vice  President,  are the  portfolio  managers  for the  Fund.  Mr.
Jakobson  joined  JPMorgan in 1987,  spending  five years as a research  analyst specializing in the retail industry.  Subsequently,  Mr. Jakobson managed equity and balanced accounts and is currently  responsible for managing global balanced portfolios.  Ms. Lester joined  JPMorgan's  Milan office in 1992 where she was a fixed-income and currency trader and portfolio manager.  She subsequently worked in the Product  Development  Group and is  currently a portfolio  manager in the
Global  Multi-Asset  Group. Mr. Fredericks joined JPMorgan in 2006 from Nicholas
Applegate  Capital  Management where he was a global equity analyst and a client portfolio  manager  from  May 2001  through  October  2006.  Mr.  Fredericks  is currently a portfolio manager in the Global Multi-Asset Group.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-NSUB-2 6/07